UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2011

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL		60191
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5200

Fax: (312) 902-1061

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in greater detail below, on May 23, 2011, the appointments of each of Thomas Somodi, Kenneth Winemaster, Kenneth Landini and H. Samuel Greenawalt to the Board of Directors (the “Board”) of Power Solutions International, Inc. (f/k/a Format, Inc.) (the “Company”), and the resignation of Ryan Neely from the Board, became effective.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2011 (the “Form 8-K”), in connection with but immediately prior to the consummation of the recently completed reverse merger transaction (the “Reverse Merger”) and private placement of capital stock and warrants (the “Private Placement”) on April 29, 2011 (as described in the Form 8-K), Ryan Neely, the then sole member of the Board, approved the appointment of Gary Winemaster as a member of Class I of the Board, effective immediately following the closing of the Reverse Merger and the Private Placement, and approved the appointments of (1) Thomas Somodi as a member of Class III of the Board, (2) each of Kenneth Winemaster and Kenneth Landini as a member of Class II of the Board, and (3) H. Samuel Greenawalt as a member of Class I of the Board, in each case effective as of the date that is ten days after the date on which the Company filed with the SEC, and mailed to its shareholders of record, an information statement (the “Information Statement,” and the date that is ten days after the date on which the Company filed and mailed the Information Statement, the “Information Statement Date”) in accordance with Rule 14f-1 of the Securities Exchange Act of 1934, as amended, in connection with the anticipated change in the majority of the members of the Board.

Additionally, prior to the closing of the Reverse Merger and the Private Placement, Ryan Neely delivered his irrevocable resignation (1) from each office held by him with the Company, effective immediately following the closing of the Reverse Merger and the Private Placement, and (2) from the Board effective as of the Information Statement Date. On April 29, 2011, the Board accepted Mr. Neely’s resignation from the offices held by him with the Company, effective immediately following the closing of the Reverse Merger and the Private Placement, and accepted his resignation from the Board, effective as of the Information Statement Date.

The Company filed with the SEC, and mailed to its shareholders of record, the Information Statement on May 13, 2011. Accordingly, the appointments of each of Thomas Somodi, Kenneth Winemaster, Kenneth Landini and H. Samuel Greenawalt to the Board, and the resignation of Ryan Neely from the Board, became effective on May 23, 2011. As of May 23, 2011, the Board consisted of the five individuals set forth below. The following table sets forth information concerning the Company’s directors, including their names, the expiration of their current term and the class of directors of which they are members.

Name	Term Expires	Class of Director
Gary Winemaster	2013	I
Thomas Somodi	2011	III
Kenneth Winemaster	2012	II
Kenneth Landini	2012	II
H. Samuel Greenawalt	2013	I

As of the date of this Current Report on Form 8-K, the Board does not have any standing committees; accordingly, the members of the Board have not been named to serve on any such committees.

Information pertaining to certain transactions between the Company and its directors is disclosed in the Form 8-K, and such disclosure is hereby incorporated by reference. See the Form 8-K and the Information Statement for additional information regarding each of the Company’s directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: May 27, 2011	By:	/s/ Thomas J. Somodi
		Name:	Thomas J. Somodi
		Title:	Chief Financial Officer